UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 13, 2009

AgFeed Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-33674	20-2597168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite A1001-1002, Tower 16, Hengmao Int'l Center
Nanchang City, Jiangxi Province, China 330003
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:    86-791-6669093

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 7.01.	Regulation FD Disclosure.

On May 13, 2009, AgFeed Industries, Inc. (the "Company") issued a press release announcing that it had entered into a letter of intent to create a joint venture with M2P2, a leading US hog production and industry management consulting company. A copy of the press release is attached hereto as Exhibit 99.1.

Beginning on May 13, 2009, the Company will be making the investor presentation furnished as Exhibit 99.2 hereto. Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	AgFeed Press Release, dated May 13, 2009

99.2	AgFeed Investor Presentation, dated May 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2009

AGFEED INDUSTRIES, INC.

By:	/s/ Gerard Daignault
Gerard Daignault
Chief Operating Officer